SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): December 2, 2005
                               (December 2, 2005)

                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

           New York                     0-30183                13-4025362
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  (State or Other Jurisdiction      (Commission File          (IRS Employer
of Incorporation or Organization)        Number)            Identification No.)

                                  8/F East Area
                    Century Golden Resources Business Center
                                 69 Banjing Road
                                Haidian District
                       Beijing, People's Republic of China
                                     100089
               --------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                +86-10-884-52568
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On and effective December 2, 2005, Mr. Li Ping Han resigned as a member of the board of directors of MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED (the "Company"). Mr. Li Ping Han's resignation is not in connection with any known disagreement with the Company on any matter.

      On and effective December 2, 2005, the Company appointed Hui Chen to the Company's board of directors. Mr. Chen has been serving as the Vice General Management of Beijing Qianglong Real Estate Development Company, a Chinese company specializing in real estate development in China since 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2005

                                MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED


                                By: /s/ Chang-de Li
                                    --------------------------------------------
                                    Chang-de Li, Acting Chief Executive Officer